UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2006

EXELIXIS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-30235	04-3257395
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

170 Harbor Way

P.O. Box 511

South San Francisco, California 94083-0511

(Address of principal executive offices, including zip code)

(650) 837-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On November 16, 2006, Exelixis, Inc. (the “Company”) issued a press release announcing that its licensee Helsinn Healthcare SA has discontinued enrollment of new patients in the becatecarin (XL119) Phase III clinical trial program in biliary tract tumors. Helsinn reported that despite some evidence of becatecarin activity, preliminary analysis of the Phase III data by an Independent Data Monitoring Committee indicated that the comparator agent 5-fluorouracil (5-FU) demonstrated a greater than expected survival benefit, making it statistically improbable that the final study results could achieve the planned objectives for the trial.

A copy of the Company’s press release is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is filed herewith:

Exhibit No.	Description of Exhibits
99.1	Press Release dated November 16, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXELIXIS, INC.

Dated: November 16, 2006	By:	/s/ Christoph Pereira
Christoph Pereira Vice President, Legal Affairs and Secretary

Exhibit List

Exhibit No.	Description of Exhibits
99.1	Press Release dated November 16, 2006.